MODIFICATION AGREEMENT
                             ----------------------


DATE:             October 15, 1996
-----

PARTIES:          Borrower:        Employee Solutions, Inc.,
--------                           an Arizona corporation

                  Borrower:        2929 East Camelback Road, Suite 220,
                  Address:         Phoenix, Arizona 85016--4426

                  Bank:            Bank One, Arizona, NA
                                   a national banking association.

                  Bank:            P.O. Box 71
                  Address:         Phoenix, Arizona 85001

RECITALS:
---------

         A. Bank has extended to Borrower credit ("Loan") in the principal amount of $35,000,000.00 pursuant to the Loan Agreement, dated August 1, 1996, as modified by Letter Agreement, dated August 22, 1996 ("Credit Agreement"), and evidenced by the Secured Promissory Note, dated August 1, 1996 ("Note"). The unpaid principal of the Loan as of the date hereof is $33,300,000.00.

         B. The Loan is secured by, among other things, the Security Agreement, dated August 1, 1996, as modified by Letter Agreement, dated August 22, 1996 ("Security Agreement"). Between the Obligor (as defined therein) and Bank (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents").

         C. The Note, the Credit Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the "Loan Documents".

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
----------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS
         --------------------

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.
         -------------------------------

         2.1   The Loan Documents are modified as follows:

                  2.1.1 The Commitment Amount (as defined in the Credit Agreement) is hereby increased from $35,000,000.00 to $45,000,000.00. All references in the Loan Documents to the Commitment Amount are hereby modified to refer to the increased Commitment Amount of $45,000,000.00.

                  2.1.2 As a subfeature under the Loan, Bank agrees from time to time during the term thereof to issue letters of credit for the account of borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided, however, that the form and substance of each Letter of Credit shall be subject to approval by Bank, in its sole discretion. Each Letter of Credit shall be issued for a term as designated by Borrower; provided, however, that no Letter of Credit shall have an expiration date subsequent to the maturity date of the Loan. The undrawn amount of all Letters of Credit shall be reserved under the Loan and shall not be available for borrowings thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit Agreement and related documents, if any, required by Bank in connection with the issuance thereof (each, a "letter of Credit Agreement" and collectively, "Letter of Credit Agreements"). Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Loan and shall be repaid by Borrower in accordance with the terms and conditions of the Loan Documents applicable to such advances; provided however, that if advances under the Loan are not available, for any reason, at the time any draft is paid by Bank, then Borrower shall immediately pay to Bank the full amount of such draft, together with interest thereon from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Loan. In such event Borrower agrees that Bank, in its sole discretion, with prior notice to Borrower, may debit any demand deposit account maintained by Borrower with Bank for the amount of any such draft. Borrower shall pay to Bank fees upon the issuance of each Letter of Credit, upon the payment or negotiation by Bank of each draft under any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including, without limitation, the transfer, amendment or cancellation of any Letter of Credit) determined in accordance with Bank's standard fees and charges then in effect for such activity. Bank and Borrower hereby acknowledge and agree that all obligations of Borrower to repay draws under any Letter of Credit shall be secured by the Security Agreement and shall constitute secured obligations under the Loan Documents.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.    RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
      ----------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of borrower in the Loan Documents.

4.    BORROWER REPRESENTATIONS AND WARRANTIES
      ---------------------------------------

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or bth, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite aciton by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.       BORROWER COVENANTS.
         -------------------

Borrower covenants with Bank:

         5.1  Borrower  shall  execute,   deliver,  and  provide  to  Bank  such
additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and all its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, arising from events occurring prior to the date of this Agreement and in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents.

         5.3   Contemporaneously   with  the  execution  and  delivery  of  this
Agreement, Borrower has paid to Bank:

         5.3.1All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

         5.3.2All of the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, processing, filing, and all other costs, expenses, and fees).

                  5.3.3  The   increased   commitment   fee  in  the  amount  of
$100,000.00, which may be advanced from the Loan.

         5.4   Contemporaneously   with  the  execution  and  delivery  of  this
Agreement, Borrower shall provide to Bank:

         5.4.1Corporate resolutions and/or secretary certificates for borrower and each guarantor authorizing the increased Commitment Amount and the other matters set forth in this Modification Agreement.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK
         -------------------------------------------

Bank shall not be bound by this Agreement until each of the following shall have occurred: (I) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement,
(iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.       ENTIRE AGREEMENT CHANGE DISCHARGE TERMINATION OR WAIVER
         -------------------------------------------------------

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

8.       BINDING EFFECT
         --------------

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9.       CHOICE OF LAW
         -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION
         ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically from one document.

11.      ARBITRATION
         -----------

         11.1 Binding Arbitration. Bank, Borrower and each guarantor executing a consent and Agreement of Guarantor(s) with respect to this Agreement hereby agree that all controversies and claims arising directly or indirectly out of this Agreement and the Loan Documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

         11.2 Arbitration Panel. A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

         11.3 Provisional Remedies: Self Help: and Foreclosure.  No provision of
Section 11.1 shall limit the right of any party to exercise self help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Bank's option, it may enforce its right under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

                                       DATED as of the date first above stated.


                                       EMPLOYEE SOLUTIONS, INC., an
                                       Arizona corporation

                                       By:  /s/ Marvin D. Brody
                                          ------------------------------------
                                       Name: Marvin D. Brody
                                             ---------------------------------
                                       Title:   President
                                             ---------------------------------

                                       BANK ONE, ARIZONA, NA, a national banking association

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                   CONSENT AND AGREEMENT OF GUARANTOR(S) AND
                   -----------------------------------------
                            MODIFICATION OF GUARANTY
                            ------------------------

         With respect to the Modification Agreement, dated October 15, 1996 ("Agreement"), between Employee solutions, Inc., an Arizona corporation ("Borrower") and Bank One, Arizona, NA, a national banking association ("Bank"), the undersigned (individually and, if more than one. Collectively "Guarantor") agrees for the benefit of Bank as follows:

                  1. Guarantor acknowledges (I) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Continuing Guaranty of Payment, dated August 1, 1996 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) and other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents". All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.

                  2.  Guarantor   consents  to  the  modification  of  the  Loan
Documents and all other matters in the Agreement. Guarantor agrees to the arbitration provisions set forth in Section 11.1 of the Agreement.

                  3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kin or nature, in law or equity, that Guarantor has or in the future may have , whether known or unknown, arising from events occurring prior to the date hereof and in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents.

                  4. Guarantor agrees that all references, if any, to the Note, the Credit Agreement, the Deed of Trust, the Security documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

                  5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interst in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

                  6. Guarantor represents and warrants that the Loan Documents, as modified by the Agreement, and the Guarantor documents, as modified by this Consent and Agreement of

Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.


         7. Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

         9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) t physically form one document.

         10. The Guaranty is hereby modified to increase the principal amount of indebtedness of Borrower to Bank from $35,000,000.00 to $45,000,000.00, as set forth in the Agreement.

DATED as of the date of the Agreement.


                                   LOGISTICS PERSONNEL CORP., a Nevada
                                   corporation

                                   By: /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: President
                                         --------------------------------------

                                   EMPLOYEE SOLUTIONS OF TEXAS, INC. A Texas corporation

                                   By: /s/ Marvin D. Brody
                                      -----------------------------------------
                                   Name: Marvin D. Brody
                                        ---------------------------------------
                                   Title: President
                                         --------------------------------------

                                   EMPLOYEE SOLUTIONS-EAST INC., a Georgia
                                   corporation


                                   By: /s/ Edward L. Cain, Jr.
                                       ----------------------------------------
                                   Name: Edward L. Cain, Jr.
                                         --------------------------------------
                                   Title: President
                                          -------------------------------------

                                   EMPLOYEE SOLUTIONS-MIDWEST, INC. A
                                   Michigan corporation

                                   By: /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: Chairman of the Board
                                          -------------------------------------

                                   ESI AMERICA, INC., a Nevada corporation

                                   By: /S/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: President
                                          -------------------------------------

                                   ESI-MIDWEST, INC. A Nevada corporation

                                   By; /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: Chief Executive Officer
                                          -------------------------------------

                                   EMPLOYEE SOLUTIONS OF CALIFORNIA, INC. a
                                   Nevada corporation

                                   By: /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: President
                                          -------------------------------------

                                   PAKAGON OFFICE SERVICES, INC. d/b/a
                                   EMPLOYEE SOLUTIONS-OHIO INC., an Indiana corporation

                                   By: /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: Chief Executive Officer
                                          -------------------------------------

                                   ESI RISK MANAGEMENT AGENCY, INC., an
                                   Arizona corporation

                                   By: /s/ Marvin D. Brody
                                       ----------------------------------------
                                   Name: Marvin D. Brody
                                         --------------------------------------
                                   Title: President
                                          -------------------------------------

                       CONSENT AND MODIFICATION AGREEMENT
                       ----------------------------------

         With respect to the Loan, as defined in the foregoing Modification Agreement dated October 15, 1996, Bank One, Arizona, NA, a national banking association ("Bank") and NBD Bank, a Michigan banking corporation, ("NBD") have entered into that certain Participation Agreement dated August 1, 1996 ("the Participation Agreement").

         The   Participation   Agreement   is  hereby   modified   in  that  the
Participation Interest (as defined in the Participation Agreement) of NBD is hereby modified from 42.86% to 33.33% and the Participation Interest of Bank is modified from 57.14% to 66.67%.

         NBD hereby consents to, and approves, the foregoing Modification Agreement to which this Consent and Modification Agreement is attached.

Dated October 15, 1996.

NBD BANK, a Michigan banking
corporation

By:_________________________
Name:_______________________
Title:______________________


BANK ONE, ARIZONA, NA a national
banking association

By:_________________________
Name:_______________________
Title:______________________
                                       11